UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                                 7-Eleven, Inc.
             (Exact name of registrant as specified in its charter)

             Texas                   0-16626                    75-1085131
State or other jurisdiction of     Commission                  IRS Employer
         incorporation             File Number              Identification No.

                            2711 North Haskell Avenue
                            Dallas, Texas 75204-2906
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 828-7011
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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Press Release dated January 29, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

      On January 29, 2004, 7-Eleven, Inc. (the "Company") issued an earnings release announcing its financial results for the fourth quarter and full year ended December 31, 2003. A copy of the earnings release is attached as Exhibit
99.1 and is incorporated herein by reference.

      The release includes references to "core earnings," which is a non-GAAP financial measure. The Company believes that core earnings, which exclude non-operating items, are more indicative of the Company's operating performance than net earnings. With regard to the Company's results for the fourth quarter and full year ended December 31, 2003, the earnings release includes tables that reconcile core earnings to net earnings, which the Company believes to be the most directly comparable GAAP financial measure.

      The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          7-ELEVEN, INC.

Date: January 29, 2004
                                          /s/ Edward W. Moneypenny
                                          --------------------------------------
                                          Edward W. Moneypenny
                                          Senior Vice President and Chief
                                          Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
99.1              Earnings Release dated January 29, 2004